Item 1: Report to Shareholders

New Income Fund	November 30, 2005

The views and opinions in this report were current as of November 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Fellow Shareholders

Investment-grade bonds posted modest losses for the six months ended November 30, 2005. During the period, the fixed-income market weathered Hurricane Katrina and the resulting spike in energy prices, in addition to the lingering effects of credit downgrades to Ford and GM, which caused investor concern about an economic slowdown and higher inflation. Despite the hurricane-related disruptions, the Fed has held steadfast to its current policy of raising short-term interest rates at a measured pace. This process began back in June 2004 and is expected to continue into 2006. The predictable pace so far has removed a degree of uncertainty, which contributed to relatively low yield volatility for long-maturity Treasuries and the stock market.

MARKET ENVIRONMENT

The economy continued to expand over the past six months, apparently slowing only slightly in the aftermath of the widespread destruction wrought by Hurricane Katrina in late August. According to the latest estimates, gross domestic product grew at a 3.3% annualized rate in the second quarter and a 4.3% rate in the third. While the headline (overall) inflation data were less welcome—consumer prices rose substantially—this was mostly due to record-high oil prices. The core rate of inflation, which excludes food and energy, rose at a 0.2% monthly rate in October—the annual headline rate dipped to 4.3% as energy prices fell from a 4.7% rate in September. Although the hurricane took a large toll on Gulf Coast employment, the national labor market remained healthy and the unemployment rate stood at 5% in November.

Even as the economy grew steadily, short-maturity fixed-income yields rose sharply over the past 12 months, while the 10-year rate rose only 13 basis points (0.13%) and the 30-year rate actually fell 31 basis points.

THE FED’S ROLE AND WHAT IT MEANS TO YOU

After the January 31, 2006, Federal Open Market Committee (FOMC) meeting, Chairman Alan Greenspan will retire. His successor will be Ben S. Bernanke, currently the chairman of President Bush’s Council of Economic Advisers, and former Fed governor and Princeton professor. Mary Miller, director of T. Rowe Price’s Fixed Income Division, says, "For 18 years Alan Greenspan has been a steady hand at the Fed’s helm, guiding us through volatile financial markets and geopolitical events with sound reasoning and long-term perspective. His inflation-fighting resolve has structurally lowered inflation expectations, leading to milder business cycles and greater prosperity."

Why should you care about the Fed’s moves or Greenspan’s successor? The short answer is the central bank’s actions—including setting monetary policy and overseeing the integrity of the banking system—impact mortgage rates, credit card costs, and fixed-income yields. At the most visible level, the Fed raises short-term interest rates to curb inflation when the economy is growing quickly and lowers them when it wants to stimulate economic growth. The chart below shows the FOMC systematically lowering rates in 2001 as the economy slipped into recession following the implosion of the dot-com bubble. Once the economy gained traction, the Fed started raising the fed funds rate. The stairstep increases from mid-2004 to date have had the desired effect of slowing GDP growth while keeping inflation from accelerating. Most credit-market experts correctly anticipated the December 13 rate increase and expect another quarter-point rate hike at the January 31 FOMC meeting.

Miller thinks that Bernanke’s monetary policy should dovetail seamlessly with Greenspan’s. In his statement to the Senate Banking Committee, Bernanke affirmed, "under Greenspan, monetary policy has become increasingly transparent to the public and financial markets, a trend I strongly support." This focus, in Miller’s view, is a positive for credit-market stability. She added, "The incoming chairman’s pledge to target the inflation level he considers consistent with long-term price stability is not a departure from present practices and should continue to benefit fixed-income investors."

Although this dramatic yield curve flattening was anticipated, the Federal Reserve took care to telegraph its tightening policy. One year ago, the yield on the 10-year Treasury note was 4.35%; it briefly dipped below 4% in May, June, and again in August, and ended the period at 4.48%. The peaks and troughs in the graph of the 10-year yield were driven by various factors, such as Fed policy, surging oil prices, fears of an economic slowdown due to the hurricanes, and the downgrade of Ford and GM debt to high-yield status.

As measured by various Lehman Brothers indexes, investment-grade bonds posted losses for the past six months. Treasuries and high-quality corporate bonds suffered the most since the end of May, while mortgage-backed and asset-backed securities were close to breakeven. Over the past 6- and 12-month periods, the high-yield sector was the best-performing domestic fixed-income asset class. (A recent guideline change allows the New Income Fund to invest up to 5% of its assets in the high-yield sector. This authority has been approved by the fund’s directors, and provides the fund with the flexibility to maneuver along a broader credit spectrum. Our goal is to tap the expertise of our high-yield team without materially increasing the risk of the fund. This flexibility also permits the fund to purchase high-yield bonds that we believe will eventually achieve an investment-grade rating.)

PERFORMANCE AND INVESTMENT REVIEW

The New Income Fund returned -0.23% and 2.81% for the 6- and 12-month periods ended November 30, 2005, respectively. As shown in the table, the portfolio modestly outperformed the Lehman Brothers U.S. Aggregate Index and the Lipper Corporate Debt Funds A Rated Average for both periods. The fund posted a small loss for the past six months because its net asset value declined a few pennies more than distributions paid for the period. Advisor and R Class shares performed similarly, but trailed the fund’s returns because of their differing fee structures.

Over the past six months, we extended the portfolio’s weighted average maturity to 7.4 years from 6.8 years and maintained a benchmark-neutral 4.7-year duration, up from 4.2 years six months ago. (Duration is a measure of a bond fund’s sensitivity to interest rates; for example, a fund with a four-year duration should rise or fall approximately 4% for each one-percentage-point fall or rise in interest rates.) We reduced the fund’s barbell maturity structure (overweighting longer and shorter issues) late in the reporting period. Persistent Fed rate increases dictated our positioning across the yield curve. We maintained defensive posturing in the front end of the yield curve, and its flattening rewarded our preference for holding longer-term securities.

As shown in the security diversification chart on page 6, mortgage-backed securities, U.S. Treasuries, and corporate debt accounted for the lion’s share of the portfolio. U.S. government agency, foreign government obligations, and municipal bonds represented small allocations.

Throughout the period, we approached the mortgage sector cautiously, preferring a neutral to underweight allocation versus the benchmark. We preferred structures with more predictable cash flows, such as collateralized mortgage obligations (CMOs), and maintained an overweight in commercial mortgage-backed securities (CMBS). However, we expressed our cautious view on the sector by owning fewer mortgage pass-throughs than the benchmark. Although the sector looks attractive relative to U.S. Treasuries, demand from banks, foreigners, and government-sponsored entities remains uncertain.

The fund benefited from good credit selection in the corporate bond portion of the portfolio (especially industrials and financials). While fundamentals appear strong and low issuance and solid demand kept valuations fairly high, we maintained a slight underweight in corporate bonds because of increasing event risk—mainly the possibility of a sudden credit quality downgrade due to the rise in leveraged buyout (LBO) activity. Other factors raising concern are the move toward more share buybacks and one-time dividend payouts, which favor stockholders over bondholders.

Our credit analysts helped guide the fund through the auto-sector downgrades relatively well. The portfolio still owns a modest amount of GMAC, as opposed to GM, and concerns about Ford Motor Credit led us to reduce our position to an underweight versus the benchmark. As we noted in previous shareholder reports, lower-quality credits still provide attractive opportunities on an issuer-by-issuer basis. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents of the portfolio.)

Holding Treasury inflation-protected securities (TIPS) was a good defensive decision, particularly following the late-summer spike in energy prices. We remain committed to TIPS although we believe inflation will wane as energy prices decline in coming months. We trimmed our U.S. agency securities over the past six months, and we continue to hold a less-than-benchmark weight because we believe that their modest yield advantage over U.S. Treasuries limits their potential for outperformance. However, our strategy hurt results at the end of the period when agencies performed well. We hold a small position in long-maturity municipals, but valuations are becoming less compelling than comparable Treasuries. Finally, because of the strengthening dollar, there have been few opportunities to make money in unhedged foreign bonds. Nevertheless, holdings in Mexican peso-denominated debt performed well over the past six months. In addition, hedged positions in euro-denominated German bunds generated good performance.

OUTLOOK

The economy continues to create jobs and grow steadily despite 13 quarter-point increases in the overnight bank-lending rate since June 2004. As the fed funds target reaches a "neutral" zone and Ben Bernanke replaces Alan Greenspan as Federal Reserve chairman, speculation is building on how much further the Fed will raise rates. In our view, the fed funds rate will climb another half point to 4.75% by the end of March 2006. We expect the Fed to continue increasing rates until employment and growth trends stabilize or ease.

Elevated inflation concerns, driven by solid economic growth and firm commodity prices, have other central banks on alert. The U.S., euro zone, Canada, and possibly Japan will likely maintain or initiate restrictive monetary policies next year; and the timely implementation of these actions could dampen longer-term inflation expectations globally. However, the persistence of an open, highly competitive marketplace and productivity gains continue to factor into our benign inflation outlook.

At some point, higher interest rates will choke off spending, and the sectors that appear most exposed include consumer goods and housing. The housing segment has benefited from low financing, refinancing cashouts, and home equity loans, but we’re starting to see signs that the housing boom is moderating. On the consumer front, households can expect to pay materially more for energy this winter, which will take a bite out of disposable income and prospects for additional consumer spending. These developments are positives for the bond market. Although higher overnight rates offer a challenge in the short end of the market, the reintroduction of 30-year Treasuries in February 2006—with yields in the 4.75% to 5% range—is appealing. The possibility of a flat or inverted yield curve should reward our preference for longer-maturity bonds.

The appeal of owning corporate bonds has increased thanks to their yield advantage versus Treasuries and solid credit fundamentals. Nevertheless, we intend to maintain our cautious stance that served us well in 2005, into 2006. Our primary concern about investment-grade corporates is that the persistent pressure on management to unlock stockholder value frequently results in additional leverage or unfavorable credit developments. The fixed-income market environment continues to be challenging, but we intend to take advantage of short-term weakness to add to positions that can provide additional income for the portfolio. With the support of our talented team of research analysts, we will attempt to uncover the best credits and issuers, while maintaining the broad sector diversification that has served us well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

December 16, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01%.

CS First Boston High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lehman Brothers Mortgage-Backed Securities Index: An unmanaged index of 15- and 30-year fixed-rate securities backed by GNMA.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lehman Brothers U.S. Credit Index (Formerly the U.S. Corporate Investment Grade Index): An unmanaged index that tracks the performance of investment-grade corporate bonds.

Lehman Brothers U.S. Treasury Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Lipper averages: The averages of all mutual funds in a particular category as tracked by Lipper Inc.

Real interest rate: A fixed-income security’s interest rate after being adjusted for inflation. It is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.

Weighted average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights
For a share outstanding throughout each period

Investor Class

	6 Months Ended 11/30/05**	Year Ended 5/31/05**	5/31/04	5/31/03	5/31/02	5/31/01
NET ASSET VALUE						
Beginning of period	$ 9.14	$ 8.87	$ 9.21	$ 8.70	$ 8.53	$ 8.07
Investment activities						
Net investment income	0.18	0.35	0.32	0.37	0.47	0.53
Net realized and unrealized gain (loss)	(0.20)	0.29	(0.34)	0.52	0.17	0.46
Total from investment activities	(0.02)	0.64	(0.02)	0.89	0.64	0.99
Distributions						
Net investment income	(0.19)	(0.36)	(0.32)	(0.38)	(0.47)	(0.53)
Net realized gain	–	(0.01)	–	–	–	–
Total distributions	(0.19)	(0.37)	(0.32)	(0.38)	(0.47)	(0.53)
NET ASSET VALUE						
End of period	**$ 8.93**	**$ 9.14**	**$ 8.87**	**$ 9.21**	**$ 8.70**	**$ 8.53**

Ratios/Supplemental Data

Total return^	(0.23)%	7.27%	(0.26)%	10.52%	7.68%	12.54%
Ratio of total expenses to average net assets	0.67%†	0.69%	0.71%	0.74%	0.72%	0.73%
Ratio of net investment income to average net assets	4.03%†	3.85%	3.56%	4.23%	5.38%	6.30%
Portfolio turnover rate	134.8%¤†	135.9%¤	219.0%¤	221.2%¤	222.0%¤	112.1%¤
Net assets, end of period (in millions)	$ 3,387	$ 3,246	$ 2,512	$ 2,266	$ 1,863	$ 1,684

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

** Per share amounts calculated using average shares outstanding method.

¤ The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions (see Note 2); had these transactions been excluded from the calculation, the portfolio turnover for the periods ended 11/30/05, 5/31/05, 5/31/04, 5/31/03, 5/31/02, and 5/31/01 would have been 116.1%, 108.5%, 123.1%, 113.1%, 167.9%, and 112.1%, respectively.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Advisor Class

	6 Months Ended 11/30/05**	Year Ended 5/31/05**	5/31/04	9/30/02 Through 5/31/03
NET ASSET VALUE				
Beginning of period	$ 9.14	$ 8.87	$ 9.21	$ 8.84
Investment activities				
Net investment income	0.17*	0.31*	0.30*	0.23*
Net realized and unrealized gain (loss)	(0.20)	0.30	(0.34)	0.38
Total from investment activities	(0.03)	0.61	(0.04)	0.61
Distributions				
Net investment income	(0.18)	(0.33)	(0.30)	(0.24)
Net realized gain	–	(0.01)	–	–
Total distributions	(0.18)	(0.34)	(0.30)	(0.24)
NET ASSET VALUE				
End of period	**$ 8.93**	**$ 9.14**	**$ 8.87**	**$ 9.21**

Ratios/Supplemental Data

Total return^	**(0.35)%***	**7.01%***	**(0.45)%***	**7.02%***
Ratio of total expenses to average net assets	0.90%*†	0.90%*	0.90%*	0.90%*†
Ratio of net investment income to average net assets	3.78%*†	3.55%*	3.36%*	2.61%*†
Portfolio turnover rate	134.8%¤†	135.9%¤	219.0%¤	221.2%¤
Net assets, end of period (in thousands)	$ 2,797	$ 1,932	$ 139	$ 107

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

** Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 0.90% contractual expense limitation in effect through 9/30/06.

¤ The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions (see Note 2); had these transactions been excluded from the calculation, the portfolio turnover for the periods ended 11/30/05, 5/31/05, 5/31/04, and 5/31/03 would have been 116.1%, 108.5%, 123.1%, and 113.1%, respectively.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

R Class

	6 Months Ended 11/30/05**	Year Ended 5/31/05**	5/31/04	9/30/02 Through 5/31/03
NET ASSET VALUE				
Beginning of period	$ 9.15	$ 8.88	$ 9.21	$ 8.84
Investment activities				
Net investment income	0.16*	0.31*	0.28*	0.22*
Net realized and unrealized gain (loss)	(0.21)	0.28	(0.33)	0.38
Total from investment activities	(0.05)	0.59	(0.05)	0.60
Distributions				
Net investment income	(0.17)	(0.31)	(0.28)	(0.23)
Net realized gain	–	(0.01)	–	–
Total distributions	(0.17)	(0.32)	(0.28)	(0.23)
NET ASSET VALUE				
End of period	**$ 8.93**	**$ 9.15**	**$ 8.88**	**$ 9.21**

Ratios/Supplemental Data

Total return^	**(0.58)%***	**6.77%***	**(0.57)%***	**6.84%***
Ratio of total expenses to average net assets	1.15%*†	1.15%*	1.15%*	1.15%*†
Ratio of net investment income to average net assets	3.57%*†	3.39%*	3.12%*	2.32%*†
Portfolio turnover rate	134.8%¤†	135.9%¤	219.0%¤	221.2%¤
Net assets, end of period (in thousands)	$ 3,672	$ 3,674	$ 2,885	$ 321

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

** Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 9/30/06.

¤ The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions (see Note 2); had these transactions been excluded from the calculation, the portfolio turnover for the periods ended 11/30/05, 5/31/05, 5/31/04, and 5/31/03 would have been 116.1%, 108.5%, 123.1%, and 113.1%, respectively.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments (1)

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS AND NOTES 17.6%		
Automobiles and Related 0.5%		
DaimlerChrysler, 6.50%, 11/15/13	5,515	5,730
Ford Motor Credit		
5.80%, 1/12/09	7,850	7,007
VR, 5.29%, 11/16/06	2,690	2,630
		15,367
Banking 1.5%		
Bank of America Capital Trust, 5.625%, 3/8/35	5,570	5,355
Bank One, 5.25%, 1/30/13	4,920	4,908
Capital One Bank, 6.50%, 6/13/13	7,910	8,397
First Union, 6.40%, 4/1/08	2,055	2,126
HBOS, 144A, 6.00%, 11/1/33	3,990	4,126
Huntington National Bank, 4.375%, 1/15/10	5,200	5,044
MBNA America Bank		
4.625%, 8/3/09	4,550	4,497
7.125%, 11/15/12	2,200	2,444
Sumitomo Mitsui Banking, 144A, 5.625%, 7/29/49	2,300	2,267
U.S. Bancorp, 4.50%, 7/29/10	4,450	4,358
Wachovia, 5.50%, 8/1/35	2,740	2,608
Wells Fargo, VR, 4.02%, 3/23/07	5,480	5,482
		51,612
Broadcasting 0.3%		
AOL Time Warner, 7.625%, 4/15/31	5,485	6,207
Clear Channel Communications, 7.65%, 9/15/10	4,640	4,960
		11,167
Building and Real Estate 0.7%		
Centex, 5.45%, 8/15/12	4,830	4,729
D.R. Horton, 4.875%, 1/15/10	5,000	4,837
Lennar, 144A, 5.60%, 5/31/15	4,080	3,918
NVR, 5.00%, 6/15/10	4,875	4,729
Pulte Homes, 7.875%, 8/1/11	4,640	5,080
		23,293

Cable Operators 0.6%		
AT&T Broadband, 8.375%, 3/15/13	5,005	5,777
Comcast, 6.50%, 11/15/35	2,480	2,495
Cox Communications, 7.75%, 11/1/10	6,300	6,824
Rogers Cable, 5.50%, 3/15/14	3,820	3,534
		18,630
Conglomerates 0.7%		
General Electric Capital		
6.00%, 6/15/12	6,375	6,681
6.125%, 2/22/11	5,290	5,539
Tyco International, 6.375%, 10/15/11	6,500	6,743
United Technologies, 5.40%, 5/1/35	4,450	4,346
		23,309
Container 0.1%		
Sealed Air, 144A, 5.375%, 4/15/08	4,830	4,832
		4,832
Diversified Chemicals 0.1%		
Dow Chemical, 6.125%, 2/1/11	2,995	3,132
		3,132
Drugs 0.2%		
Amgen, 4.00%, 11/18/09	3,045	2,948
Genetech, 4.75%, 7/15/15	3,820	3,705
		6,653
Electric Utilities 1.7%		
Alabama Power, VR, 4.026%, 8/25/09	3,690	3,704
Black Hills, 6.50%, 5/15/13	4,790	4,915
CE Electric UK Funding, 144A, 6.995%, 12/30/07	3,555	3,630
Centerpoint Energy, 7.25%, 9/1/10	3,415	3,657
El Paso Electric, 6.00%, 5/15/35	4,900	4,845
Exelon Generation, 5.35%, 1/15/14	4,550	4,550
FirstEnergy, 6.45%, 11/15/11	4,450	4,696
Pacific Gas & Electric, 6.05%, 3/1/34	3,745	3,784
Pinnacle West Capital, 6.40%, 4/1/06	3,975	3,994
PPL Capital Funding, 4.33%, 3/1/09	4,705	4,569

Progress Energy, 6.75%, 3/1/06	3,108	3,123
Public Service of New Mexico, 4.40%, 9/15/08	4,395	4,315
Tri-State Generation, 144A, 6.04%, 1/31/18	2,640	2,696
Westar Energy, 5.10%, 7/15/20	2,790	2,636
WPD Holdings, 144A, 6.875%, 12/15/07	2,500	2,548
		57,662
Energy 0.2%		
Transocean, 7.50%, 4/15/31	2,750	3,391
YPF Sociedad Anonima, 10.00%, 11/2/28	4,320	5,054
		8,445
Entertainment and Leisure 0.1%		
International Speedway, 4.20%, 4/15/09	2,130	2,065
		2,065
Exploration and Production 0.5%		
Diamond Offshore Drilling		
4.875%, 7/1/15	3,340	3,232
5.15%, 9/1/14	3,250	3,232
Encana Holdings Finance, 5.80%, 5/1/14	4,780	4,953
Kaneb Pipe Line Operations, 7.75%, 2/15/12	5,040	5,625
		17,042
Finance and Credit 1.5%		
American General Finance, 5.40%, 12/1/15	6,465	6,392
CIT Group, 5.00%, 2/1/15	8,350	8,058
Colonial Bank, 9.375%, 6/1/11	3,690	4,295
Countrywide Home Loans, 4.125%, 9/15/09	7,885	7,580
HSBC Finance, 5.00%, 6/30/15	5,570	5,369
International Lease Finance		
5.125%, 11/1/10	2,515	2,508
6.375%, 3/15/09	2,135	2,214
Northern Trust, 4.60%, 2/1/13	2,855	2,785
Residential Capital, 6.125%, 11/21/08	3,130	3,127
SLM Corporation, VR		
4.29%, 4/1/09	3,560	3,440
4.40%, 1/26/09	5,200	5,213
		50,981

Food Processing 0.5%		
Bunge Limited Finance, 4.375%, 12/15/08	4,910	4,791
Kraft Foods, 5.625%, 11/1/11	4,360	4,445
McCormick, 6.40%, 2/1/06	6,770	6,790
WM Wrigley, 4.65%, 7/15/15	1,365	1,324
		17,350
Food/Tobacco 0.1%		
Philip Morris, 7.20%, 2/1/07	1,730	1,772
		1,772
Gaming 0.2%		
GTECH Holdings, 4.50%, 12/1/09	5,265	4,801
Harrah's Operating, 5.50%, 7/1/10	3,430	3,413
		8,214
Gas & Gas Transmission 0.6%		
Atmos Energy, 4.00%, 10/15/09	5,355	5,119
Boardwalk Pipelines, 5.50%, 2/1/17	1,280	1,259
Duke Capital		
4.302%, 5/18/06	3,200	3,193
6.25%, 2/15/13	3,035	3,156
Enterprise Products Operations, 4.95%, 6/1/10	3,340	3,269
Panhandle Eastern Pipeline, 4.80%, 8/15/08	3,340	3,306
		19,302
Healthcare Services 0.3%		
Highmark, 144A, 6.80%, 8/15/13	3,715	3,943
Medtronic, 144A, 4.75%, 9/15/15	6,415	6,195
		10,138
Insurance 1.8%		
ACE INA Holdings, 5.875%, 6/15/14	3,665	3,770
Allstate Financial Global Funding, 144A, 5.25%, 2/1/07	4,830	4,854
Cigna, 7.40%, 5/15/07	1,860	1,919
Cincinnati Financial, 6.92%, 5/15/28	3,435	3,816
Fund American Companies, 5.875%, 5/15/13	4,395	4,404
Genworth Financial, 5.75%, 6/15/14	4,360	4,493
Jefferson-Pilot Capital Trust, 144A, 8.14%, 1/15/46	2,780	2,955

Mangrove Bay Trust, 144A, 6.102%, 7/15/13	2,300	2,267
Nationwide Financial Services, 5.90%, 7/1/12	4,800	4,948
Nationwide Mutual Insurance, 144A, 6.60%, 4/15/34	2,535	2,518
NLV Financial, 144A, 7.50%, 8/15/33	3,135	3,431
Principal Life Global Funding I, 144A, 5.25%, 1/15/13	4,550	4,585
Prudential Financial, 3.75%, 5/1/08	4,190	4,080
Security Benefit Life Insurance, 144A, 7.45%, 10/1/33	2,000	2,273
Sun Life of Canada (U.S.) Capital Trust, 144A 8.526%, 5/29/49	6,500	6,983
Transamerica Capital, 144A, 7.65%, 12/1/26	2,320	2,637
		59,933
Investment Dealers 0.7%		
Franklin Resources, 3.70%, 4/15/08	1,530	1,488
Goldman Sachs Capital I, 6.345%, 2/15/34	9,280	9,454
Legg Mason, 6.75%, 7/2/08	2,370	2,462
Lehman Brothers Holdings, 3.50%, 8/7/08	6,960	6,725
Merrill Lynch, 4.25%, 2/8/10	4,895	4,746
		24,875
Long Distance 0.2%		
Sprint Capital, 6.875%, 11/15/28	7,190	7,749
		7,749
Manufacturing 0.2%		
John Deere Capital, 7.00%, 3/15/12	4,870	5,356
		5,356
Media and Communications 0.3%		
Belo, 8.00%, 11/1/08	960	1,021
News America, 6.20%, 12/15/34	2,955	2,907
Time Warner Entertainment, 7.25%, 9/1/08	4,895	5,146
		9,074
Metals and Mining 0.1%		
Newmont Mining, 5.875%, 4/1/35	5,225	5,042
		5,042

Oil Field Services 0.2%		
Halliburton, 5.50%, 10/15/10	6,500	6,626
		6,626
Paper and Paper Products 0.2%		
Celulosa Arauco Y Constitucion, 8.625%, 8/15/10	5,100	5,725
		5,725
Petroleum 0.9%		
Amerada Hess, 7.875%, 10/1/29	4,450	5,306
ConocoPhillips, 5.90%, 10/15/32	4,230	4,520
Devon Financing, 6.875%, 9/30/11	5,750	6,247
Pemex Project Funding Master Trust		
7.375%, 12/15/14	3,040	3,362
144A, VR, 5.17%, 6/15/10	4,360	4,502
Petro Canada, 5.95%, 5/15/35	4,410	4,366
PF Export Receivables Master Trust, 144A, 6.436%, 6/1/15	2,179	2,207
		30,510
Railroads 0.3%		
Canadian National Railway, 6.25%, 8/1/34	4,740	5,211
Norfolk Southern, 6.00%, 4/30/08	5,735	5,868
		11,079
Real Estate Investment Trust Securities 0.5%		
Archstone-Smith Operating Trust, 5.25%, 5/1/15	4,210	4,124
Developers Diversified Realty, 3.875%, 1/30/09	3,305	3,167
iStar Financial, 5.125%, 4/1/11	4,450	4,311
Simon Property Group, 3.75%, 1/30/09	4,320	4,138
		15,740
Restaurants 0.2%		
Yum! Brands, 7.70%, 7/1/12	6,030	6,744
		6,744
Retail 0.1%		
Wal-Mart, 5.25%, 9/1/35	4,870	4,595
		4,595

Savings and Loan 0.1%		
Webster Financial, 5.125%, 4/15/14	4,930	4,804
		4,804
Supermarkets 0.1%		
Kroger, 8.05%, 2/1/10	4,505	4,871
		4,871
Telecommunications 0.1%		
Telus, 8.00%, 6/1/11	3,940	4,427
		4,427
Telephones 0.8%		
France Telecom, STEP, 8.00%, 3/1/11	4,050	4,553
SBC Communications		
5.10%, 9/15/14	4,245	4,128
5.30%, 11/15/10	3,300	3,300
Telecom Italia Capital, 5.25%, 11/15/13	5,100	4,996
Telefonos de Mexico, 5.50%, 1/27/15	3,665	3,601
Verizon Global Funding, 7.75%, 12/1/30	5,245	6,120
		26,698
Transportation Services 0.1%		
ERAC USA Finance Company, 144A, 5.60%, 5/1/15	4,270	4,209
		4,209
Wireless Communications 0.3%		
America Movil, 5.50%, 3/1/14	3,025	2,961
AT&T Wireless, 8.75%, 3/1/31	4,180	5,528
		8,489
Total Corporate Bonds and Notes (Cost $598,992)		597,512
ASSET-BACKED SECURITIES 3.6%		
Auto-Backed 0.4%		
Chase Manhattan Auto Owner Trust		
Series 2003-A, Class A4, 2.06%, 12/15/09	8,467	8,251
WFS Financial Owner Trust		
Series 2004-1, Class A4, 2.81%, 8/22/11	5,071	4,964
		13,215

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 6.9%

Commercial Mortgage Backed Securities 5.5%		
Banc of America Commercial Mortgage		
Series 2003-1, Class A2, CMO, 4.648%, 9/11/36	19,124	18,518
Series 2004-6, Class A1, CMO, 3.801%, 12/10/42	2,197	2,148
Bear Stearns Commercial Mortgage Securities		
Series 2002-TOP8, Class A2, CMO, 4.83%, 8/15/38	7,618	7,497
Series 2004-PWR6, Class A1, CMO, 3.688%, 11/11/41	1,657	1,624
Series 2005-PWR8, Class A4, CMO, 4.674%, 6/11/41	13,769	13,165
Series 2005-PWR9, Class AAB, CMO, 4.804%, 9/15/42	10,068	9,852
Series 2005-T18, Class A1, CMO, 4.274%, 2/13/42	13,436	13,220
Series 2005-T20, Class A1, CMO, 4.94%, 10/12/42	12,259	12,257
Citigroup Commercial Mortgage Trust		
Series 2004-C2, Class A1, CMO, 3.787%, 10/15/41	1,652	1,614
Commercial Mortgage		
Series 2005-LP5, Class A1, CMO, PTC, 4.235%, 5/10/43	12,707	12,528
DLJ Commercial Mortgage		
Series 1999-CG2, Class A1B, CMO, 7.30%, 6/10/32	12,063	12,864
GE Capital Commercial Mortgage		
Series 2001-1, Class A2, CMO, 6.531%, 3/15/11	10,485	11,157
Greenwich Capital Commercial Funding		
Series 2004-GG1A, Class A2, CMO, 3.835%, 6/10/36	7,953	7,791
Series 2005-GG3, Class AAB, CMO, VR, 4.619%, 8/10/42	3,475	3,396
GS Mortgage Securities Corp. II		
Series 2004-GG2, Class A2, CMO, 4.293%, 8/1/38	5,613	5,523
JPMorgan Chase Commercial Mortgage Securities		
Series 2001-CIB2, Class A2, CMO, 6.244%, 4/15/35	5,920	6,043
Series 2001-CIBC, Class A3, CMO, 6.26%, 3/15/33	6,751	7,077
Series 2005-LDP4, Class ASB, CMO, VR, 4.824%, 10/15/42	13,361	13,093
LB-UBS Commercial Mortgage Trust		
Series 2004-C2, Class A2, CMO, , 3.246%, 3/15/29	5,544	5,257
Series 2004-C4, Class A2, CMO, VR, 4.567%, 5/15/29	10,903	10,759
Series 2005-C1, Class A4, CMO, 4.742%, 2/15/30	3,174	3,065
Morgan Stanley Dean Witter Capital		
Series 2002-TOP7, Class A2, CMO, 5.98%, 1/15/39	8,722	9,080
		187,528

Whole Loans-Backed 1.4%		
Bank of America Mortgage Securities		
Series 2003-L, Class 2A2, CMO, VR, 4.27%, 1/25/34	10,990	10,818
Series 2004-A, Class 2A2, CMO, VR, 4.12%, 2/25/34	6,109	5,994
Series 2004-D, Class 2A2, CMO, VR, 4.202%, 5/25/34	3,493	3,431
Series 2004-H, Class 2A2, CMO, VR, 4.768%, 9/25/34	3,882	3,863
Series 2004-I, Class 3A2, CMO, VR, 4.931%, 10/25/34	4,076	4,026
Series 2005-J, Class 2A1, CMO, VR, 5.112%, 11/25/35	13,475	13,386
Washington Mutual Mortgage Securities		
Series 2004-AR1, Class A, CMO, VR, 4.229%, 3/25/34	3,589	3,516
		45,034
Total Non-U.S. Government Mortgage-Backed Securities (Cost $239,244)		232,562
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 31.1%		
U.S. Government Agency Obligations ± 27.8%		
Federal Home Loan Mortgage		
4.50%, 11/1/18 - 6/1/19	27,574	26,706
5.00%, 1/1/09 - 9/1/35	97,507	94,765
5.50%, 3/1/18 - 4/1/29	43,699	43,908
6.00%, 10/1/32 - 12/1/33	2,795	2,817
6.50%, 5/1/17 - 5/1/24	3,962	4,076
7.00%, 2/1/24 - 6/1/32	2,338	2,437
7.50%, 5/1 - 6/1/24	166	175
ARM		
4.517%, 9/1/32	1,816	1,797
4.545%, 9/1/35	8,241	7,967
4.721%, 8/1/35	9,901	9,665
CMO		
4.50%, 3/15/16	29,183	28,441
5.00%, 10/15 - 11/15/27	25,316	25,048
5.50%, 4/15/28	20,182	20,172
6.50%, 3/15/23	4,530	4,539
CMO, IO, 4.50%, 6/15/11 - 4/15/18	21,904	1,802
CMO, Principal Only, 8/1/28	358	287

PTC		
10.50%, 3/1/13 - 8/1/20	16	17
11.00%, 11/1/17 - 7/1/20	15	16
TBA, 5.00%, 1/1/35	69,550	66,811
Federal National Mortgage Assn.		
4.50%, 5/1/18 - 7/1/35	90,076	86,408
5.00%, 1/1/09 - 9/1/35	35,841	34,847
5.50%, 7/1/13 - 12/1/34	238,795	236,398
6.00%, 4/1/14 - 11/1/34	141,246	142,528
6.50%, 6/1/13 - 1/1/34	53,812	55,148
7.00%, 10/1/29 - 11/1/30	96	100
ARM, 4.694%, 9/1/35	10,389	10,148
CMO		
3.50%, 4/25/13	6,728	6,547
5.00%, 3/25/15	14,661	14,564
5.50%, 5/25/27	15,987	16,086
CMO, IO		
5.50%, 11/25/28	3,221	208
6.50%, 2/1/32	1,355	322
		944,750

U.S. Government Obligations 3.3%

Government National Mortgage Assn.		
5.00%, 7/15 - 9/20/33	52,099	51,046
5.50%, 1/20/34	376	373
6.00%, 2/15/14 - 1/20/35	20,588	20,959
6.50%, 8/15/25 - 9/20/34	2,723	2,829
7.00%, 3/15/13 - 11/20/28	6,189	6,499
7.50%, 8/15/16 - 8/15/28	1,154	1,215
8.00%, 7/15/16 - 10/15/27	3,895	4,151
8.50%, 11/15/16 - 9/20/26	734	790
9.00%, 1/15/09 - 11/15/19	181	196
9.50%, 6/15/09 - 2/15/25	34	36
10.25%, 5/15 - 11/15/20	118	130
11.00%, 12/15/09 - 6/15/19	1,286	1,402
11.50%, 3/15/10 - 10/15/15	167	184
CMO, 2.946%, 3/16/19	6,542	6,226

CMO, Principal Only, 3/16/28	745	700
TBA, 5.50%, 1/1/32	15,532	15,430
		112,166
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $1,075,714)		1,056,916

U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 31.3%

U.S. Government Agency Obligations ± 4.7%		
Federal Home Loan Bank, 5.25%, 6/18/14 §	14,245	14,609
Federal Home Loan Mortgage		
2.75%, 3/15/08 §	13,162	12,601
5.00%, 7/15/14	10,100	10,178
5.125%, 7/15/12	41,748	42,401
Federal National Mortgage Assn.		
3.25%, 8/15/08 §	480	463
4.25%, 7/15/07 §	18,560	18,426
4.375%, 9/15/12 §	9,880	9,630
4.625%, 10/15/14 §	18,560	18,248
5.75%, 2/15/08 §	13,965	14,255
6.00%, 5/15/11 §	5,055	5,334
7.125%, 1/15/30 §	10,490	13,345
		159,490
U.S. Treasury Obligations 26.6%		
U.S. Treasury Bonds		
5.375%, 2/15/31 §	22,690	24,927
5.50%, 8/15/28 §	6,960	7,632
6.00%, 2/15/26 §	430	495
6.25%, 8/15/23 - 5/15/30 §	31,650	37,843
6.375%, 8/15/27 §	20,340	24,615
6.50%, 11/15/26 §	28,170	34,411
7.50%, 11/15/16 ++§	23,290	28,927
7.625%, 2/15/25 §	4,755	6,420
8.00%, 11/15/21 §	6,500	8,803
8.50%, 2/15/20 §	21,165	29,248
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/25 §	27,363	28,184

U.S. Treasury Inflation-Indexed Notes		
2.00%, 7/15/14 §	29,002	28,707
3.375%, 1/15/07 §	14,951	15,086
3.625%, 1/15/08 §	8,555	8,808
U.S. Treasury Notes		
1.50%, 3/31/06	109,920	108,988
3.375%, 11/15/08 §	13,040	12,673
3.50%, 11/15/06 - 2/15/10 §	78,780	76,622
3.875%, 9/15/10 - 2/15/13 §	5,135	4,968
4.00%, 6/15/09 - 4/15/10 §	63,850	62,942
4.125%, 5/15/15 §	68,465	66,272
4.25%, 8/15/13 - 11/15/14 §	83,635	82,105
4.75%, 5/15/14 §	68,555	69,594
4.875%, 2/15/12 §	24,815	25,350
5.625%, 2/15/06 §	56,610	56,814
5.75%, 8/15/10 §	36,740	38,813
U.S. Treasury Stripped Interest Payment		
Zero Coupon, 5/15/20 §	29,930	14,970
		904,217
Total U.S. Government & Agency Obligations (excluding Mortgage-Backed) (Cost $1,061,058)		1,063,707

FOREIGN GOVERNMENT OBLIGATIONS & AGENCY OBLIGATIONS 2.3%

Republic of Poland, 5.00%, 10/24/13 (PLN)	57,300	16,918
Republic of South Africa, 6.50%, 6/2/14 §	6,765	7,289
United Mexican States, 8.00%, 12/19/13 (MXN)	583,500	53,371
Total Foreign Government Obligations & Agency Obligations (Cost $73,402)		77,578

MUNICIPAL BONDS 2.2%

Atlanta Airport, 5.00%, 1/1/33 (FSA Insured)	10,070	10,310
California, Public Works Board, 5.00%, 1/1/21	5,250	5,457
California, GO		
5.25%, 4/1/34	2,380	2,481
5.50%, 11/1/33	2,320	2,493
Clark County School Dist., GO, 5.00%, 6/15/18 (MBIA Insured)	5,120	5,425

District of Columbia, GO, 5.00%, 6/1/16 (MBIA Insured)	6,365	6,745
Houston, Water & Sewer, 5.25%, 5/15/16 (MBIA Insured)	7,815	8,440
Kansas Dev. Fin. Auth., Public Employee Retirement 5.501%, 5/1/34 (FSA Insured)	2,945	2,968
New York City, GO, 5.00%, 3/1/14	2,780	2,956
New York Liberty Dev. Corp., Goldman Sachs Group 5.25%, 10/1/35	3,425	3,766
New York State Urban Dev. Corp., Corrections & Youth Fac. 5.25%, 1/1/21 (Tender 1/1/09)	5,265	5,506
North Carolina, GO, 5.25%, 3/1/13	14,610	16,052
Oregon, Taxable Pension, GO, 5.892%, 6/1/27	1,520	1,611
Total Municipal Bonds (Cost $74,894)		74,210

COMMON STOCKS 0.4%

Bank and Trust 0.1%		
U.S. Bancorp §	51	1,545
		1,545
Building and Real Estate 0.1%		
Weingarten Realty, REIT §	54	2,050
		2,050
Diversified Chemicals 0.1%		
DuPont §	39	1,666
		1,666
Electric Utilities 0.1%		
Duke Energy §	55	1,466
FirstEnergy §	22	1,024
NiSource §	65	1,399
		3,889
Energy Services 0.0%		
Royal Dutch Shell ADR	19	1,144
		1,144
Integrated Petroleum - International 0.0%		
Chevron §	26	1,489
		1,489

Paper and Paper Products 0.0%		
International Paper §	43	1,356
		1,356
Pharmaceuticals 0.0%		
Merck §	32	955
		955
Telecommunications 0.0%		
Telus (Non-voting shares) §	28	1,066
		1,066
Total Common Stocks (Cost $13,014)		15,160
PREFERRED STOCKS 0.1%		
Real Estate Investment Trust Securities 0.1%		
Roslyn Real Estate Asset *	0	2,010
Total Preferred Stocks (Cost $2,046)		2,010
INTEREST RATE SWAP AGREEMENTS 0.0%		
Citigroup		
Pay 4.394% Fixed		
Receive 3 month LIBOR (Currently 4.206) 4/26/10	15,000	305
Pay 4.435% Fixed		
Receive 3 month LIBOR (Currently 4.332%) 5/11/09	5,000	71
Total Interest Rate Swap Agreements (Premium Paid $0)		376
SHORT-TERM INVESTMENTS 9.8%		
Money Market Funds 9.8%		
T. Rowe Price Reserve Investment Fund, 4.13% #†	331,536	331,536
Total Short-Term Investments (Cost $331,536)		331,536
SECURITIES LENDING COLLATERAL 22.8%		
Money Market Trust 22.8%		
State Street Bank and Trust Company of New Hampshire N.A.		
Securities Lending Quality Trust units, 4.014% #	772,919	772,919
Total Securities Lending Collateral (Cost $772,919)		772,919

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Affiliated companies (cost $331,536)	$	331,536
Non-affiliated companies (cost $4,034,798)		4,014,935
Total investments in securities		4,346,471
Interest and dividends receivable		27,070
Receivable for shares sold		12,847
Foreign currency (cost $65)		66
Due from affiliates		1
Other assets		2,681
Total assets		4,389,136
Liabilities		
Obligation to return securities lending collateral		772,919
Payable for investment securities purchased		212,075
Payable for shares redeemed		7,380
Investment management fees payable		1,265
Due to affiliates		504
Other liabilities		1,556
Total liabilities		995,699
NET ASSETS	$	3,393,437
Net Assets Consist of:		
Undistributed net investment loss	$	(1,495)
Undistributed net realized gain		1,491
Net unrealized loss		(20,617)
Paid-in capital applicable to 379,880,543 shares of $1.00 par value capital stock outstanding; 1,000,000,000 shares authorized		3,414,058
NET ASSETS	$	3,393,437

NET ASSET VALUE PER SHARE

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($ 000s)

	6 Months Ended 11/30/05	Year Ended 5/31/05
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 68,426	$ 108,967
Net realized gain	10,737	20,354
Change in net unrealized gain (loss)	(88,474)	67,468
Increase (decrease) in net assets from operations	(9,311)	196,789
Distributions to shareholders		
Net investment income		
Investor Class	(70,842)	(111,133)
Advisor Class	(49)	(29)
R Class	(70)	(119)
Net realized gain		
Investor Class	–	(3,078)
Advisor Class	–	(1)
R Class	–	(4)
Decrease in net assets from distributions	(70,961)	(114,364)
Capital share transactions*		
Shares sold		
Investor Class	572,612	842,189
Advisor Class	1,158	1,946
R Class	521	1,599
Distributions reinvested		
Investor Class	68,584	109,924
Advisor Class	28	16
R Class	69	122
Shares redeemed		
Investor Class	(420,596)	(299,598)
Advisor Class	(259)	(184)
R Class	(502)	(1,033)
Increase in net assets from capital share transactions	221,615	654,981
Net Assets		
Increase during period	141,343	737,406
Beginning of period	3,252,094	2,514,688
End of period	**$ 3,393,437**	**$ 3,252,094**
Undistributed net investment income (loss)	(1,495)	1,040

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities. The fund has three classes of shares: the New Income Fund original share class, referred to in this report as the Investor Class, offered since August 31, 1973, New Income Fund—Advisor Class (Advisor Class), offered since September 30, 2002, and New Income—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swap agreements are valued at prices furnished by dealers who make markets in such securities.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In certain circumstances, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended November 30, 2005, the fund realized $1,074,000 of net loss on $217,121,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are included in interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in other assets or liabilities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Unrealized gains and losses on forward currency exchange contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Forward Currency Exchange Contracts During the six months ended November 30, 2005, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the six months ended November 30, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Swap Agreements During the six months ended November 30, 2005, the fund was a party to interest rate swap agreements under which it is obligated to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in interest rates.

TBA Purchase Commitments During the six months ended November 30, 2005, the fund entered into TBA (to be announced) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Dollar Rolls During the six months ended November 30, 2005, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At November 30, 2005, the value of loaned securities was $760,011,000; aggregate collateral consisted of $772,919,000 in the money market pooled trust and U.S. government securities valued at $18,993,000.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $513,863,000 and $416,169,000, respectively, for the six months ended November 30, 2005. Purchases and sales of U.S. government securities aggregated $1,771,524,000 and $1,627,940,000, respectively, for the six months ended November 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carry-forwards. As of May 31, 2005, the fund had $13,467,000 of unused capital loss carryforwards that expire in fiscal 2009.

At November 30, 2005, the cost of investments for federal income tax purposes was $4,366,334,000. Net unrealized loss aggregated $20,617,000 at period-end, of which $52,091,000 related to appreciated investments and $72,708,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15 % of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2005, the effective annual group fee rate was 0.31%.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, at November 30, 2005, expenses previously reimbursed by the manager in the amount of $25,000 remain subject to repayment.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended November 30, 2005, expenses incurred pursuant to these service agreements were $72,000 for Price Associates, $371,000 for T. Rowe Price Services, Inc., and $570,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended November 30, 2005, the fund was allocated $972,000 of Spectrum Funds’ expenses and $953,000 of Retirement Funds’ expenses. Of these amounts, $1,326,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is included in Due to Affiliates in the accompanying financial statements. At November 30, 2005, approximately 27.3% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 26.8% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended November 30, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $3,911,000, and the value of shares of the T. Rowe Price Reserve Funds held at November 30, 2005 and May 31, 2005 was $331,536,000 and $252,338,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a)
under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the
Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Income Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	January 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	January 13, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	January 13, 2006